UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47685 Lakeview Blvd.
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2025, Michael Handley was appointed as Chief Operating Officer of Tivic Health Systems, Inc., a Delaware corporation (the “Company”), and President of the Company’s Tivic Biopharma division. Mr. Handley, 53 years of age, is a successful life science business professional with over two decades of cross-functional experience in drug/device commercialization, regulatory/clinical affairs, operations, strategic transactions, market development and partnering/licensing. Prior to joining the Company, from July 2021 until February 2025, Mr. Handley served as President, Chief Executive Officer and Chairman of Statera Biopharma, Inc. From July 2019 to March 2020, he served as the Chief Executive Officer and a director of Immune Therapeutics. Prior to that, from 2012 to 2018, Mr. Handley served as the Chief Executive Officer and a director of Armis Biopharma, a development-stage healthcare company, where Mr. Handley was responsible for day-to-day operations, executing a profitable growth strategy, obtaining global product approvals, overseeing intellectual property strategy, product commercialization, business development and financing. Mr. Handley founded Vessix Vascular, Inc. in 2011 and served as its Vice President of Clinical, Quality and Regulatory until 2012, when it was acquired. Mr. Handley also served as the Global Head of Regulatory at Acclarent, Inc. from 2010 to 2011 until it was acquired. Prior to that, he served in senior executive roles at Spectranetics (Nasdaq: SPNC), a medical device company, and Accelapure Corporation, a biotechnology company. Prior to beginning his business career, Mr. Handley spent several years in various consulting and drug development roles at the public biotech companies Genentech, Inc. (Nasdaq: DNA), Amgen Inc. (Nasdaq: AMGN) and Gliatech Inc. (formerly Nasdaq: GLIA). Mr. Handley graduated cum laude from Colorado State University with Bachelor of Science degrees in molecular biology, physiology and minors in chemistry, and neurobiology in 1995. Mr. Handley attended The Graziadio Business School of Pepperdine University for his Executive Master of Business Administration degree.

On February 12, 2025, in connection with his appointment as Chief Operating Officer of the Company and President of the Tivic Biopharma division, the Company and Mr. Handley entered into an executive employment agreement (the “Employment Agreement”), pursuant to which Mr. Handley (i) is entitled to receive a base salary of $300,000 per annum (subject to review and adjustment in accordance with the Company’s normal performance review practices); (ii) will be eligible to receive, at the sole discretion of the Company’s Board of Directors (“Board”), an annual end-of-year incentive bonus in an amount up to 35% of his base salary, commencing the year following the start of his employment; and (iii) may be eligible to receive annual focal grants, as determined by the Board or the Compensation Committee of the Board, pursuant to the Company’s Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”).

In addition to the foregoing compensation, as an inducement material to his entering into employment with the Company, effective as of February 18, 2025, Mr. Handley was granted 600,000 restricted stock units (the “Inducement Grant”), 25% of which shall vest upon the first anniversary of the grant date and the remaining 75% of which will vest in equal quarterly installments over the three years thereafter. The Inducement Grant was granted outside of the 2021 Plan in reliance on the employment inducement exemption provided under the Nasdaq Listing Rule 5635(c)(4). Although the Inducement Grant was granted outside of the 2021 Plan, except as otherwise set forth in the grant notice and grant agreement, the terms, conditions, and definitions set forth in 2021 Plan will apply to the Inducement Grant as though it had been granted under the 2021 Plan.

Pursuant to the Employment Agreement, Mr. Handley’s employment is “at will,” meaning that either he or the Company are entitled to terminate Mr. Handley’s employment at any time and for any reason, with or without cause. In the event that his employment with the Company is terminated for any reason before December 31 of any given year, he will not be entitled to receive an annual end-of-year bonus. In the event that (i) Mr. Handley elects to terminate his employment with the Company other than for good reason, (ii) the Company terminates his employment for cause, or (iii) his employment is terminated as a result of his death or disability, then Mr. Handley will not be entitled to receive any separation benefits. In the event that Mr. Handley terminates his employment for good reason or the Company terminates his employment without cause, provided that his employment with the Company continues for at least six months after execution of the Employment Agreement, then Mr. Handley shall be entitled to receive payment equal to his base salary for a period of six months after termination, payable in accordance with the Company’s standard payroll procedures, and the Company shall pay his COBRA coverage for a period of six months after termination.

The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Mr. Handley was appointed as Chief Operating Officer of the Company and President of Tivic Biopharma in connection with, and pursuant to, that Exclusive License Agreement entered into by and between the Company and Statera Biopharma, Inc. on February 11, 2025, which the Company disclosed in that Current Report on Form 8-K filed with Securities and Exchange Commission (the “Commission”) on February 12, 2025. There are no family relationships between Mr. Handley and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Mr. Handley has not engaged in any related-person transactions required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01 Regulation FD Disclosure.

On February 24, 2025, the Company issued a press release announcing Mr. Handley’s appointment as Chief Operating Officer of the Company and President of the Company’s Tivic Biopharma division, among other things. A copy of that press release is furnished as Exhibit 99.1 of this Current Report and incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report including Exhibit 99.1, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1, or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Executive Employment Agreement, by and between Tivic Health Systems, Inc. and Michael Handley, dated February 18, 2025.
99.1	Press Release of Tivic Health Systems, Inc., dated February 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	February 24, 2025	By:	/s/ Lisa Wolf
Name: Lisa Wolf Title: Interim Chief Financial Officer